NASDAQ Listed: ALNC www.alliancebankna.com Second Quarter 2008 Keefe, Bruyette & Woods 9 Annual Community Bank Investor Conference July 2008 Exhibit 99.1 th

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward-looking statements include, but are not limited to, statements about Alliance Financial Corporation’s
(“Alliance” or “ALNC”) future financial condition, operating results, cost savings and accretion to reported earnings that may be realized from mergers and acquisitions, management’s expectations regarding future growth opportunities and business strategy and other statements contained in this presentation that are not historical facts, as well as other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words with similar meaning.
These forward-looking statements are based upon the current beliefs and expectations of Alliance’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements.  The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) increases in competitive pressures among financial institutions and businesses offering similar products and services; (4) higher defaults on our loan portfolio than we expect; (5) changes in management’s estimate of the adequacy of the allowance for loan losses; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8) legislative or regulatory changes or changes in accounting principles, policies or guidelines; (9)
management’s estimates and projections of interest rates and interest rate policy; and (10) cost savings and accretion to earnings from mergers and acquisitions may not be fully realized or may take longer to realize than expected. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Alliance’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-
K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site
(http://www.sec.gov).
Alliance
cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.  Except as required by law, Alliance does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Snapshot of Alliance
• Alliance posted record second quarter earnings of $0.63
per share
• Alliance is Well Capitalized
• Alliance is a conventional residential mortgage lender
No sub-prime, Alt-A or loans to residential or condo developers
Stayed in our market
• Alliance does not originate non-recourse residential or
commercial construction loans
• Alliance maintains a conservative investment portfolio
High-quality portfolio, no securities tied to high-risk mortgages

Alliance Financial Core Business
Strategy
• Continued expansion in Upstate New York
• Build infrastructure for excellence
• Maintain strong balance sheet
• Continued revenue diversification
• Maintain strong asset quality
• Financial results at or above peer median
• Enhance shareholder value

Alliance Bank, N.A.
Management Team
17 Years Senior Vice President Steven G. Cacchio
38 Years Executive Vice
President & Senior
Loan Officer
James W. Getman
12 Years Executive Vice
President & CFO
J. Daniel Mohr
24 Years Executive Vice
President
John H. Watt, Jr.
34 Years in banking President & CEO Jack H. Webb

Stock and Dividend Information
General
• NASDAQ ALNC
• Shares o/s 4,636,000
• Market cap.* $106.5 million
• Tangible capital ratio 5.6%
Price
• Recent price* $22.92
• P/E (forward 1 yr.)* 10.3
• Price/book* 92%
• Price/tang. book* 151%
• 52-week range $19.45 - $27.70
* Closing price on July 23, 2008
Dividend
• Annual rate $0.96
• Yield* 4.2%
• Payout ratio 38.1%

Alliance Today
• $1.3B community bank
• Syracuse, NY headquarters with 28 banking locations in 5 counties
– 3 non-bank sales and service locations
• Diversified commercial bank
– #1 Deposit Share – Cortland County
– #1 Deposit Share – Madison County
– Growing deposit share in Onondaga County
• Investment management - approximately $915mm AUM
• $120MM equipment finance subsidiary
• Insurance agency
Information as of 6/30/2008, except Deposit Share Information
As of 6/30/2007 - Source: FDIC Deposit Market Share Report

Lake Ontario
NEW YORK
PENNSYLVANIA
Watertown
Syracuse
Rochester
Rome
Utica
Auburn
Ithaca
Elmira
Binghamton
Oswego
Fulton
Pulaski
Mexico
Scriba
Cortland
Chaumont
Glen Park
Natural Bridge
Diana Center
Carthage
Henderson
Castorland
Adams
Lowville
Croghan
Watson
Lacona
Orwell
Richland
Constableville
Greig
Port Leyden
Williamstown
West Leyden
Central Square
Volney
Sterling
Fair Haven
Sodus Point
North Hamlin
Hilton
Irondequoit
Gates Center
Huron
North Rose
Marion
Palmyra
Lyons
Newark
Farmington
Port Byron
Fairmount
Sennett
Van Buren
Ira
Lee Center
Westernville
East Verona
Churchville
Oneida
Kirkland
Sullivan
Oriskany
Russia
Salisbury
Herkimer
Ilion
Fort Plain
Gloversville
Amsterdam
Richfield Springs
Paris Station
Waterville
East Winfield
Madison Center
Earlville
Jamesville
LaFayette
Tully
Preble
Scott
Niles
Scipio Center
Moravia
Locke
Venice
East Venice
Covert
Aurora
Seneca Falls
Geneva
Phelps
Canandaigua
Gorham
East Varick
South Bristol
Milo Center
Naples
Groveland
Dansville
West Sparta
Cohocton
Avoca
Italy Hill
Starkey
Pulteney
Reading Center
Urbana
Hector
South Dansville
Hornell
Bath
Canisteo
Thurston
Andover
Wellsville
Addison
Corning
Woodhull
Lindley
Erwins
Hornby
Odessa
Berkshire
North Barton
Maine
Johnson City
Owego
Endicott
Waverly
Conklin Center
Hallstead
Windsor
Sanford
North Colesville
Franklin Depot
Bainbridge
Greene
Smithville Center
Dryden
Cincinnatus
Solon
Norwich
New Berlin
Unadilla Center
Burlington
Cooperstown
Pittsfield
Maryland
Milford
Oneonta
Middlefield
Harpersfield
Meredith
Stamford
Delhi
Walton
Colchester
Pine Hill
Shandaken
South Jefferson
Cobleskill
Gilboa
Windham
Root Center
Blue Mountain Lake
Indian Lake
Snowy Mountain
Inlet
Newcomb
Piseco
Lake Pleasant
Caroga Lake
Adirondack Park
Catskill State Park
JEFFERSON
LEWIS
ST. LAWRENCE
HAMILTON
OSWEGO
HERKIMER
FULTON
MONTGOMERY
MADISON
ONEIDA
ONONDAGA
CAYUGA
WAYNE
MONROE
ONTARIO
LIVINGSTON
YATES
SENECA
SCHUYLER
STEUBEN
ALLEGANY
CHEMUNG
TOMPKINS
TIOGA
CORTLAND
BROOME
CHENANGO
OTSEGO
SCHOHARIE
DELAWARE
GREENE
ULSTER
POTTER
Trenton
Brighton
Hillier
Picton
Riga
North Rush
Le Roy
Avon
Richmond Center
104
20
13
17
19
28
30
49
33
62
401
2
88
969

8 Alliance Branch Franchise ALNC branches represented by blue squares Source: SNL Financial, Microsoft Mappoint

Deposit Rankings
SYRACUSE MSA RANKINGS
1. Keybank National $1.7B
2. M&T Bank $1.5B
3. HSBC Bank $991M
4. JP Morgan Chase $842M
5. Alliance Bank, NA $701M
6. Bank of America $488M
LEGACY COUNTIES
Cortland County - #1 $203M
Madison County - #1 $302M
As of 6/30/2007 – Source: FDIC Deposit Market Share Report

10 J. Daniel Mohr Chief Financial Officer Alliance Financial Corporation

First Half 2008 Financial Highlights
Six Months Ended June 30,
2008 2007 Change
Net income $ 4,963 $   4,627 7.3%
Net interest income 18,274 16,130 13.3%
Provision for credit losses 2,677 1,450 84.6%
Non-interest income 10,473 10,155 3.1%
Non-interest expense 19,425 18,792 3.4%
Net interest margin 3.27% 3.02% 25 bp
Diluted EPS $ 1.07 $   0.97  10.3%
Dollars in thousands, except per share amounts

12 Assets $ in Millions 0 200 400 600 800 1,000 1,200 1,400 2005 2006 2007 2nd Q 2008

13 Loans and Leases $ in Millions 0 100 200 300 400 500 600 700 800 900 1,000 2005 2006 2007 2nd Q 2008 Total Mortgage Commercial Loans Leases, net Indirect Auto Consumer

14 Investment Assets Under Management 0 100 200 300 400 500 600 700 800 900 1,000 2005 2006 2007 2nd Q 2008 Market Value $ in Millions

15 Deposits $ in Millions 0 100 200 300 400 500 600 700 800 900 1,000 2005 2006 2007 2nd Q 2008 Total Demand Savings Money Market Time

16 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2005 2006 2007 1st Q 2008 2nd Q 2008 Non-performing Loans and Leases Non-performing L&L/Total L&L $ in Thousands 0.25% 0.30% 0.75% 0.52% 0.48%

Allowance for Credit Losses
Allowance Coverage/Total Loans & Leases
$ in Thousands
0.76%                 0.80%                 0.94%            0.93%                  0.96%
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
2005 2006 2007 1st Q 2008 2nd Q
2008

18 Alliance Bank Regulatory Capital 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2006 2007 2nd Q 2008 Tier 1 Leverage (Well Capitalized - 5%) Total Risk-Based (WC - 10%)

19 Net Income Diluted Earnings Per Share $ in Thousands $2.05 $1.88 $1.98 $1.07 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2005 2006 2007 1st H 2008

Net Interest Income
Net Interest Margin
$ in Thousands
3.28%
3.27%
3.02% 3.02%
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2005 2006 2007 1st H 2008
2.85%
2.90%
2.95%
3.00%
3.05%
3.10%
3.15%
3.20%
3.25%
3.30%
Net Interest Income Net Interest Margin

Non-Interest Income
Non-Interest Income/Total Income
$ in Thousands
39.3%
39.0%
34.6%
36.0%
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
22,000
2005 2006 2007 1st H 2008
Total Investment Mgmt. Service Charges & Fees Insurance Other

Non-Interest Expenses
Efficiency Ratio
$ in Thousands
76.1%
74.6%
70.4%
68.0%
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2005 2006 2007 1st H 2008
62%
64%
66%
68%
70%
72%
74%
76%
78%
Noninterest expense Efficiency ratio

23 Jack H. Webb Chairman, President and CEO Alliance Financial Corporation

Alliance Growth History
Alliance has been successful in driving its growth both as a proven acquirer and by de-novo expansion
Acquisitions
– Q4 2006 – Bridge Street Financial Corporation
•
$219MM in Assets
•
$173MM in Deposits
•
7 Branches
– Q1 2004 – HSBC Trust Portfolio
•
$560MM Portfolio - Managed in Buffalo, NY Office
De-novo expansion
– Onondaga County, NY
• 2000 – 2006 - Opened 8 branches in the city of Syracuse and surrounding towns
• Eleven branches including former Bridge Street branches

25 ALLIANCE AS AN INVESTMENT OPPORTUNITY

26 Alliance’s Core Footprint 1999 2005YE 2006YE Potential Future Expansion ALNC branches represented by blue squares Source: SNL Financial, Microsoft Mappoint

2008 Initiatives
• Managed organic growth
• Emphasis on credit quality across all portfolios
• Continued focus on expense management
• Introduction of new website and “Virtual Bank”
• Target student demographic in 14 colleges and
universities in our footprint which have combined
enrollment of over 90,000
• Seeking whole bank acquisition opportunities
• Investment Management business – growth by line of
business acquisition

NASDAQ Listed: ALNC www.alliancebankna.com Second Quarter 2008 Keefe, Bruyette & Woods 9 Annual Community Bank Investor Conference July 2008 th